First Midwest Bancorp, Inc.

Earnings Call Presentation

2019 Third Quarter

October 23, 2019

Q3 '19 PERFORMANCE HIGHLIGHTS

- EPS $0.49, up 14% from Q2 '19 and down 6% from Q3 '18
  - EPS, adjusted[1] $0.52, up 4% from Q2 '19 and 13% from Q3 '18
- Total loans $13bn, up 8%, annualized from Q2 '19 and 16% from Q3 '18
- Average deposits $13bn, up 4% from Q2 '19 and 16% from Q3 '18
- NII up modestly from Q2 '19 and 14% from Q3 '18
  - NIM decreased to 3.82%, reflective of the interest rate environment and balance sheet mix.
- Noninterest income $43mm, up 11% from Q2 '19 and 20% from Q3 '18
- NCOs to average loans of 0.29%, reflective of benign credit environment
- Efficiency ratio[1] 54%, improved from 55% in Q2 '19 and 56% in Q3 '18
- Declared dividends per share of $0.14, consistent with Q2 '19 and up 27% from Q3 '18
- Announced the Park Bank acquisition with ~$1.0bn of assets



STRONG EARNINGS AND GROWTH – POSITIONED FOR FUTURE SUCCESS

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

LOANS



$11,051
20%
28%
12%
4%
36%
$12,520
22%
28%
11%
3%
36%
$12,773
23%
27%
11%
3%
36%
Q3 '18
Q2 '19
Q3 '19
C&I
Agricultural
Owner-occupied CRE
Investor CRE
Consumer

Highlights

- Up 8%, annualized from Q2 '19
  - C&I and multi-family growth
  - CRE impacted by payoffs
  - Consumer growth reflects purchased as well as organic activity
- Up 16% from Q3 '18
  - Benefited from Bridgeview and Northern States acquisitions
- Average loans grew 4% and 14% from Q2 '19 and Q3 '18, respectively
- Mix remains relatively unchanged

Q4 '19 Outlook

Low to mid-single digit annualized growth

Dollars in millions
Balances shown are end of period
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

ASSET QUALITY

Non-performing Assets



2.00%
1.00%
0.00%
0.74%
0.77%
0.85%
Q3 '18
Q2 '19
Q3 '19
NPAs / Loans + Foreclosed Assets

Net Charge-offs



0.70%
0.40%
0.10%
0.41%
0.38%
0.40%
0.29%
0.31%
0.29%
Q3 '18
Q2 '19
Q3 '19
Provision / Avg Loans (2)
NCOs / Avg Loans (2)

Allowance



1.50%
1.00%
0.50%
1.01%
0.98%
0.98%
0.91%
0.85%
0.86%
Q3 '18
Q2 '19
Q3 '19
Allowance / Loans, excluding acquired loans
Allowance / Loans

Highlights

- NPAs reflect normal fluctuations
- Performing potential problem loans down 13% from Q2 '19
- NCOs to average loans of 0.29%, reflective of benign credit environment
- Provision reflects NCOs, loan growth, and underlying loan mix

Q4 '19 Outlook

- **NCOs expected to be stable (~30 bps)**
- **Provision expense approximates NCOs and loan growth**

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

DEPOSITS



$11,559
17%
15%
19%
17%
32%
$12,934
22%
15%
17%
16%
30%
$13,447
23%
15%
19%
15%
28%
77% Core
Q3 '18
Q2 '19
Q3 '19
Demand
Savings
NOW
Money Market
Time

Highlights

- Average deposits of $13bn, up 4% and 16% from Q2 '19 and Q3 '18, respectively
  - Mix relatively unchanged, 62% retail, 25% commercial, 13% public
  - Average time deposits up 6% and 52% from Q2 '19 and Q3 '18, respectively
- Loans to deposits ratio stable at 95%
- Cost of deposits remains low at 64 bps, ~30 bps lower than peers(3)

Q4 '19 Outlook

Commensurate with loan growth

Dollars in millions
Balances shown are QTD averages
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NET INTEREST INCOME

Net Interest Income Trend and Composition

	Q3 '18	Q2 '19	Q3 '19
Total interest-earning assets	$ 13,473	$ 14,952	**$ 15,801**
NIM(1)	3.92 %	4.06 %	**3.82 %**
Accretion	(0.13)%	(0.28)%	**(0.23)%**
NIM, adjusted(1)	3.79 %	3.78 %	**3.59 %**



$132
$5
$150
$10
$151
$9
NII
Accretion
Q3 '18
Q2 '19
Q3 '19

Highlights

- NII consistent with Q2 '19 and up 14% from Q3 '18
  - Accretion down $1mm from Q2 '19 and up $5mm from Q3 '18
- NIM, adjusted(1) of 3.59%, down 19 bps from Q2 '19 and 20 bps Q3 '18, impacted by:
  - Lower market rates
  - Higher cost of funds
  - Actions taken to reduce rate sensitivity
  - Bridgeview acquisition



Q4 '19 Outlook

- **Flat to modest NII decline from Q3 '19, assuming further rate cuts**
  - **Every 25bps reduction in interest rates equates to ~$2mm in lower NII per quarter**
  - **Includes accretion of ~$7mm**
- **NIM pressure expected for the remainder of year**

Dollars in millions
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST INCOME

Noninterest Income Trend and Composition



$35
$39
$43
Q3 '18
Q2 '19
Q3 '19
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income[4]

Highlights

- Noninterest income up 11% from Q2 '19 and 20% from Q3 '18
  - Record quarterly capital market income, up 93% from Q2 '19 and 115% from Q3 '18
  - Higher mortgage banking income due to increased volume
  - Seasonally higher volumes drove a rise in deposit service charges and card-based compared to Q2 '19
  - Wealth management fees down slightly from Q2 '19 and up 14% from Q3 '18
  - Acquisitions contribute to increases



Q4 '19 Outlook

Flat to Q3 '19, subject to continued strength in capital markets

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST EXPENSE

Noninterest Expense Trend and Composition

	Periods Ended			September 30, 2019 Percent Change From	
	Q3 '18	Q2 '19	**Q3 '19**	Q2 '19	Q3 '18
Noninterest expense as reported	$ 96	$ 114	**$ 108**	(5)%	12%
A&I related expenses	—	(10)	**(3)**	(64)	N/M
Delivering Excellence implementation costs[5]	(2)	—	**—**	(47)	(90)
Noninterest expense, adjusted[1]	$ 94	$ 104	**$ 105**	1 %	11%



$94
$104
$105
Q3 '18
Q2 '19
Q3 '19
Salaries & Benefits
Occupancy & Equipment
Professional services
Technology
Other noninterest expense (6)

Highlights

- Noninterest expense, adjusted[1] of $105mm
  - Consistent with Q2 '19, up 11% from Q3 '18
  - Higher operating costs largely due to acquisitions
- Controlled expenses
  - Q3 '19 expenses up modestly due to timing and FDIC premium small bank assessment credits
  - Efficiency ratio[1] of 54%, improved from 55% for Q2 '19 and 56% for Q3 '18

Q4 '19 Outlook

Up modestly from Q3 '19

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

CAPITAL

	Q3 '18	Q2 '19	Q3 '19
Regulatory Capital Ratios:			
• CET1 capital	9.93%	10.11%	10.18%
• Tier 1 capital	10.34%	10.11%	10.18%
• Total capital	12.32%	12.57%	12.62%
Tangible Common Equity Ratios(1):			
• TCE to tangible assets	8.21%	8.57%	8.54%
• TCE to RWA	9.33%	10.11%	10.24%

Highlights

- Consistent with Q2 '19, up from Q3 '18
  - Strong earnings and deferred gains from the recognition of lease accounting guidance were offset by the impact of acquisitions, loan growth and securities purchases on RWA, and stock repurchases
  - Comparison to Q3 '18 also impacted by phase-out of Tier 1 treatment of trust-preferred securities
- Repurchased ~645,000 shares of Company common stock, or $12.7mm, in Q3 '19
  - $146mm available for repurchase

Q4 '19 Outlook

Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

CURRENT EXPECTED CREDIT LOSSES ("CECL")

Expected Capital Impact

- **Net, after tax, reduction in Tier 1 capital ratios of 25-40bps (~$35-$55mm)**
  - Majority of acquired loan ACL has no capital impact
- **Earned back in 1-2 quarters through earnings**

Life-of-Loan CECL Reserves

- **Driven by our portfolio characteristics, risk-rating, economic forecasts, and methodology**
- **Impacted by:**
  - Economic uncertainty
  - Composition and duration of loan portfolio

These estimates may change based on the composition of the loan portfolio, as well as the economic conditions and forecasts as of the adoption date.

Expected Impact to ACL in Q1 '20

- **~65-85% increase (~$70-$95mm) in total ACL compared to Q4 '19 levels, consisting of:**
  - ~20-40% increase (~$20-$45mm) in total ACL, excluding acquired loans
  - ~45% (~$50mm) increase in total ACL for acquired loans
    - ~30% (~$30mm) increase in total ACL transitions from credit mark to ACL with no capital impact

ACL Composition



20%
80%
25%
25%
50%
Incurred
CECL
Legacy Corporate
Legacy Consumer
Acquired

APPROXIMATELY 1-2 QUARTERS OF EARNINGS ABSORBS THE CAPITAL IMPACT OF CECL

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

OUTLOOK RECAP

FOURTH QUARTER 2019

Loans and Deposits

- Low to mid-single digit loan annualized growth
- Deposit growth commensurate with loan growth

NII and NIM

- Flat to modest NII decline from Q3 '19, assuming further rate cuts
  - Dependent on rates, earning asset growth, and funding cost
  - Every 25bps reduction in interest rates equates to ~$2mm in lower NII per quarter
  - Includes accretion of ~$7mm
- NIM pressure expected for the remainder of year

Noninterest Income

- Flat to Q3 '19, subject to continued strength in capital markets

Noninterest Expense, Adjusted

- Up modestly from Q3 '19

Asset Quality

- NCOs expected to be stable (~30 bps)
- Provision expense approximates NCOs and loan growth

Taxes

- Effective tax rate expected to be ~25%

Capital

- Levels provide future flexibility

FULL YEAR 2019

Loans and Deposits (unchanged from Q3 '19)

- High-single to low-double digit loan growth
- Deposit growth commensurate with loan growth

NII and NIM

- Low to mid-double digit NII growth **(unchanged from Q3 '19)**
  - Dependent on rates, earning asset growth, and funding cost
  - Every 25bps reduction in interest rates equates to ~$2mm in lower NII per quarter
  - Includes accretion of ~$30-33mm
- NIM pressure expected for the remainder of year primarily due to rates **(unchanged from Q3 '19)**

Noninterest Income (unchanged from Q3 '19)

- Mid to high-single digit growth for the year

Noninterest Expense, Adjusted (unchanged from Q3 '19)

- Q4 '18 run rate of $98mm plus 3% inflation and ~$4mm for Bridgeview in Q2 '19, ~$6mm each in Q3 and Q4 '19

Asset Quality (revised down from Q3 '19)

- NCOs expected in the 30 bps range
- Provision expense approximates NCOs and loan growth

Taxes (unchanged from Q3 '19)

- Effective tax rate expected to be ~25%

Capital (unchanged from Q3 '19)

- Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

OVERVIEW OF PARK

Transaction Highlights

Strategically Compelling

Continues and accelerates expansion into SE Wisconsin
Market-leading commercial team
Cross-selling opportunities

Financially Attractive

Full year EPS accretion estimated at ~6%, or $0.13, in 2021[7]
Tangible book value earn back of ~3.75 years[8]
Internal rate of return in excess of 20%
Pro forma capital ratios remain strong

Valuation Multiples

~1.67x tangible book value per share
Core deposit premium of 11.0%
14.4x LTM earnings; 9.6x inclusive of fully phased-in, after-tax cost savings

Transaction Assumptions

Mid to high-single digit growth rate
~40% reduction in Park's total noninterest expense base (phased-in 75% in 2020 and 100% in 2021), plus cost avoidance of organic market expansion

June 30, 2019 Financial Snapshot

$1.0bn of total assets
$0.8bn of deposits, ~85% core
$700mm of loans

Branch Network



Slinger
Jackson
Grafton
Cedarburg
Richfield
Germantown
Mequon
Menomonee Falls
Brown Deer
Fox Point
Fox Point, Village of
Glendale
Merton
Sussex
Butler
Whitefish Bay
Shorewood
Pewaukee
Brookfield
Wauwatosa
Elm Grove
Milwaukee
Waukesha
West Allis
New Berlin
Greenfield
St Francis
Cudahy
Greendale
Vernon
Muskego
Franklin
South Milwaukee
Oak Creek
Wind Lake
Caledonia, Village of
Caledonia
Wind Point

Park

FINANCIAL RESULTS

	Q3 '18	Q2 '19	Q3 '19
Net Interest Income	$ 132	$ 150	**$ 151**
Loan Loss Provision	11	12	**12**
Noninterest Income	35	39	**43**
Noninterest Expense	96	114	**108**
Income before Income Taxes	60	63	**74**
Income Tax Expense	7	16	**18**
Net Income	$ 53	$ 47	**$ 56**
EPS	$ 0.52	$ 0.43	**$ 0.49**
EPS, Adjusted(1)	$ 0.46	$ 0.50	**$ 0.52**
ROATCE(2)	18.6%	13.8%	**15.4%**
ROATCE, Adjusted(1)(2)	16.5%	16.0%	**16.1%**
Efficiency Ratio(1)	56%	55%	**54%**

Highlights

- Generated EPS of $0.49, compared to $0.43 for Q2 '19 and $0.52 for Q3 '18
  - EPS, adjusted(1) of $0.52, up 4% from Q2 '19 and 13% from Q3 '18
- NII of $151mm, consistent with Q2 '19 and up 14% from Q3 '18
- Noninterest income, up 11% from Q2 '19 and 20% from Q3 '18
- Controlled noninterest expenses, reporting an efficiency ratio(1) of 54%, improved from 55% in Q2 '19 and 56% in Q3 '18
- Credit reflective of benign credit environment

Dollars in millions, except per share data
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2019, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's Delivering Excellence initiative, including costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including First Midwest's proposed acquisition of Bankmanagers, estimated synergies, cost savings and financial benefits of announced and completed transactions, and growth strategies, including possible future acquisitions.These statements are subject to certain risks, uncertainties and assumptions, including those discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2018, and in First Midwest's subsequent filings made with the SEC.These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

ADDITIONAL INFORMATION

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Bankmanagers, First Midwest has filed a registration statement on Form S-4 (file no. 333-234242) with the SEC.The registration statement includes a proxy statement of Bankmanagers, which also constitutes a prospectus of First Midwest, that will be sent to Bankmanagers' shareholders. Investors and shareholders are advised to read the registration statement and proxy statement/ prospectus because it contains important information about First Midwest, Bankmanagers, and the proposed transaction. This document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Bankmanagers upon written request to Bankmanagers Corp., Attn: P. Michael Mahoney, President, 330 East Kilbourn Avenue, Milwaukee, Wisconsin 53202 or by calling (414) 466-8000.

Participants in this Transaction

First Midwest, Bankmanagers and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Bankmanagers' shareholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus regarding the proposed Bankmanagers transaction. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest's definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 4, 2019 and First Midwest's annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019.The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at www.sec.gov.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Appendix

NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, loan yield, excluding accretion, noninterest expense, adjusted, TCE to tangible assets, TCE to RWA, ROATCE, and ROATCE adjusted.

The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions. These transactions include acquisition and integration related expenses associated with completed and pending acquisitions (third and second quarters of 2019 and the third quarter of 2018), Delivering Excellence implementation costs (third and second quarters of 2019 and the third quarter of 2018), and certain income tax benefits (third quarter of 2018). Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest expense, adjusted, which excludes Delivering Excellence implementation costs and A&I related expenses. Management believes that excluding these items from noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, and loan yield, excluding accretion, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, TCE measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended		
	September 30, 2018	June 30, 2019	September 30, 2019
Earnings Per Share			
Net income	$ 53,352	$ 47,014	$ 54,545
Net income applicable to non-vested restricted shares	(441)	(389)	(465)
Net income applicable to common shares	52,911	46,625	54,080
Adjustments to net income:			
A&I related expenses	60	9,514	3,397
Tax effect of A&I related expenses	(15)	(2,379)	(849)
Delivering Excellence implementation costs	2,239	442	234
Tax effect of Delivering Excellence implementation costs	(560)	(111)	(59)
Income tax benefits[9]	(7,798)	—	—
Total adjustments to net income	(6,074)	7,466	2,723
Net income applicable to common shares, adjusted	$ 46,837	$ 54,091	$ 56,803
Weighted-average diluted common shares outstanding	102,178	108,467	109,281
Diluted EPS	$ 0.52	$ 0.43	$ 0.49
Diluted EPS, adjusted[10]	$ 0.46	$ 0.50	$ 0.52
Return on Average Tangible Common Equity			
Net income applicable to common shares	$ 52,911	$ 46,625	$ 54,080
Intangibles amortization	1,772	2,624	2,750
Tax effect of intangibles amortization	(443)	(656)	(688)
Total adjustments to net income[10]	(6,074)	7,466	2,723
Net income applicable to common shares, excluding intangibles amortization, adjusted[10]	$ 48,166	$ 56,059	$ 58,865
Average stockholders' equity	$ 1,909,330	$ 2,241,569	$ 2,327,279
Less: average intangible assets	(752,109)	(832,263)	(877,069)
Average TCE	$ 1,157,221	$ 1,409,306	$ 1,450,210
ROATCE, adjusted[2][10]	16.51%	15.95%	16.10%

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended		
	September 30, 2018	June 30, 2019	September 30, 2019
Efficiency Ratio Calculation			
Noninterest expense	$ 96,477	$ 114,142	$ 108,395
Less:			
Net OREO expense	413	(294)	(381)
A&I related expenses	(60)	(9,514)	(3,397)
Delivering Excellence implementation costs	(2,239)	(442)	(234)
Total	$ 94,591	$ 103,892	$ 104,383
Tax-equivalent NII[2][11]	$ 133,161	$ 151,492	$ 152,019
Noninterest income	35,666	38,526	42,951
Total	$ 168,827	$ 190,018	$ 194,970
Efficiency ratio	56.03%	54.67%	53.54%
Tax-Equivalent NII / NIM			
NII	$ 132,027	$ 150,312	$ 150,787
Tax-equivalent adjustment	1,134	1,180	1,232
Tax-equivalent NII[2][11]	133,161	151,492	152,019
Less: accretion	(4,565)	(10,308)	(9,244)
Tax-equivalent NII, adjusted	$ 128,596	$ 141,184	$ 142,775
Average interest-earning assets	$ 13,472,619	$ 14,952,044	$ 15,800,915
NIM[2][11]	3.92%	4.06%	3.82%
NIM, adjusted[2][11]	3.79%	3.78%	3.59%
Loan Yield			
Tax-equivalent loan interest income[11]	$ 134,768	$ 158,442	$ 160,756
Less: accretion	(4,565)	(10,308)	(9,244)
Tax-equivalent loan interest income, adjusted	$ 130,203	$ 148,134	$ 151,512
Average loans	$ 10,980,916	$ 12,022,470	$ 12,539,541
Loan yield	4.87%	5.29%	5.09%
Loan yield, excluding accretion	4.70%	4.94%	4.79%

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended			
	September 30, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Risk-Based Capital Data				
Common stock	$ 1,124	$ 1,157	$ 1,204	$ 1,204
Additional paid-in capital	1,028,635	1,103,991	1,205,396	1,208,030
Retained earnings	1,164,133	1,273,245	1,304,756	1,343,895
Treasury stock, at cost	(201,084)	(186,763)	(207,973)	(220,268)
Goodwill and other intangible assets, net of deferred tax liabilities	(751,248)	(808,852)	(878,802)	(876,219)
Disallowed DTAs	—	(809)	(2,804)	(1,688)
CET1 capital	1,241,560	1,381,969	1,421,777	1,454,954
Trust-preferred securities	50,690	—	—	—
Other disallowed DTAs	—	—	—	—
Tier 1 capital	1,292,250	1,381,969	1,421,777	1,454,954
Tier 2 capital	248,118	312,840	345,078	348,466
Total capital	$ 1,540,368	$ 1,694,809	$ 1,766,855	$ 1,803,420
RWA	$ 12,500,342	$ 13,131,237	$ 14,056,482	$ 14,294,011
Adjusted average assets	$ 14,202,776	$ 14,891,534	$ 15,863,145	$ 16,787,720
Total capital to risk-weighted assets	12.32%	12.91%	12.57%	12.62%
Tier 1 capital to risk-weighted assets	10.34%	10.52%	10.11%	10.18%
CET1 to risk-weighted assets	9.93%	10.52%	10.11%	10.18%
Tier 1 capital to average assets	9.10%	9.28%	8.96%	8.67%
Tangible Common Equity				
Stockholders' equity	$ 1,917,675	$ 2,159,471	$ 2,300,573	$ 2,339,599
Less: goodwill and other intangible assets	(751,248)	(808,852)	(878,802)	(876,219)
TCE	$ 1,166,427	$ 1,350,619	$ 1,421,771	$ 1,463,380
Total assets	$ 14,961,499	$ 15,817,769	$ 17,462,233	$ 18,013,454
Less: goodwill and other intangible assets	(751,248)	(808,852)	(878,802)	(876,219)
Tangible assets	$ 14,210,251	$ 15,008,917	$ 16,583,431	$ 17,137,235
TCE to tangible assets	8.21%	9.00%	8.57%	8.54%
TCE to RWA	9.33%	10.29%	10.11%	10.24%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

GLOSSARY OF TERMS

Allowance, ACL - Allowance for credit losses
A&I - Acquisition and integration related expenses
bn - Billion
bps - Basis points
Bridgeview - Bridgeview Bancorp, Inc.
C&I - Commercial and industrial
CECL - Current Expected Credit Losses
CET1 - Common equity Tier 1
Core Deposits - Represents demand, savings, NOW and money market deposits
CRE - Commercial real estate
DTA - Deferred tax asset
EPS - Earnings per share
FDIC - Federal Deposit Insurance Corporation
First Midwest or the Company - First Midwest Bancorp, Inc.
Foreclosed Assets - OREO and other foreclosed assets
GAAP - U.S. generally accepted accounting principles
LTM - Last twelve months
mm - Million
NCOs - Net charge-offs
NII - Net interest income
NIM - Tax-equivalent net interest margin
Northern States - Northern States Financial Corporation
NOW - Negotiable order of withdrawal
NPAs - Non-performing assets
Park - Park Bank, a wholly-owned subsidiary of Bankmanagers Corp.
PPPLs - Corporate Performing Potential Problem Loans
OREO - Other real estate owned
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SEC - Securities and Exchange Commission
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets

FOOTNOTES

(1) This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

(2) Annualized based on the actual number of days for each period presented.

(3) Refer to the Company's 2019 Annual Meeting Proxy Statement for a detailed list of the Company's peer group. Peer financial data as of June 30, 2019.

(4) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

(5) The Company initiated certain actions in connection with its Delivering Excellence initiative in the second quarter of 2018, demonstrating the Company's ongoing commitment to provide service excellence to its clients and maximizing both the efficiency and scalability of its operating platform.

(6) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses.

(7) Based on First Midwest's 2021 analyst consensus earnings estimates on a standalone basis.

(8) "Crossover" earn back period of ~3.75 years, defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share. "Simple" earn back period of ~4.35 years, defined as dilution to tangible book value per share at close divided by EPS accretion in 2021. Calculations include expected transaction expenses.

(9) Includes certain income tax benefits related to preparing the Company's 2017 tax return.

(10) Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation above.

(11) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%.